                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 17, 2001
                                        -----------------
                        (Date of earliest event reported)



                              HARTMARX CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-8501                                        36-3217140
          ------                                        ----------
 (Commission File Number)                  (IRS Employer Identification Number)


                 101 North Wacker Drive, Chicago, Illinois 60606
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (312) 372-6300
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.      Other Events
-------      ------------

On December 17, 2001, Hartmarx Corporation (the "Registrant") issued a press release announcing that the Registrant commenced an offer to exchange all of its outstanding 10 7/8% Senior Subordinated Notes due 2002 (the "Senior Subordinated Notes") for a combination of the Registrant's newly issued 12 1/2% Senior Subordinated Notes due 2005 and cash in the amount and in the manner set forth in an offering circular dated December 14, 2001 (the "Offering Circular").

The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

(c)      Exhibits

99.1     Offering Circular dated December 14, 2001.

99.2     Press Release issued by Hartmarx Corporation on December 17, 2001.


Item 9.  Regulation FD Disclosure
-------  ------------------------

On December 14, 2001 the Registrant commenced an exchange offer to exchange its currently outstanding Senior Subordinated Notes for a combination of the Registrant's newly issued 12 1/2% Senior Subordinated Notes due 2005 and cash in the amount and in the manner set forth in the Offering Circular distributed to all registered holders of the Senior Subordinated Notes.

The Offering Circular is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2001
       -----------------

                            Hartmarx Corporation

                          By:        /s/ Taras R. Proczko
                                     ----------------------
                                     Taras R. Proczko
                                     Senior Vice President,
                                     General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit
Number
------

99.1     Offering Circular dated December 14, 2001.

99.2     Press Release issued by Hartmarx Corporation on December 17, 2001.